                                                                   EXHIBIT 10.15

                                                 OPTION NO._____________________
________________________________________________________________________________

          THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF AND ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION, BY REASON OF SPECIFIC EXEMPTIONS THEREIN RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING AND MAY ONLY BE SOLD OR OFFERED FOR SALE BY AN INVESTOR IF SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND THE CALIFORNIA CORPORATE SECURITIES LAW OR OTHER APPLICABLE STATE SECURITIES LAWS OR IF REGISTRATION OR QUALIFICATION UNDER SUCH ACTS IS NOT REQUIRED.

          THE HOLDER OF THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

          VOID AFTER 5:00 PM, SAN FRANCISCO TIME, ON DECEMBER 31, 2005.
________________________________________________________________________________

                           FORM OF CONTINGENT OPTION

                                      to

                          SUBSCRIBE FOR AND PURCHASE

                                 COMMON STOCK

                                      of

                          FIRST REPUBLIC BANCORP INC.

                           ________________________

                         FIRST REPUBLIC BANCORP INC.,
                    a Delaware corporation (the "Company")
                                HEREBY GRANTS,
subject to the provisions and upon the terms and conditions herein set forth including without limitation the vesting and other contingencies set forth in
Section 1 hereof, to

                                     Name
                             ---------------------
(the "Optionholder") the right to subscribe for the purchase from the Company, at the price of
                              $13.125 PER SHARE,
                              -------
as such price may be adjusted from time to time as provided herein (the "Exercise Price"), from and after 9:00 AM San Francisco time on December 31, 1995 and to and including the earlier of (i) 5:00 PM San Francisco, California time on December 31, 2005 or (ii) the occurrence of any of the events set forth in Section 8 hereof (the "Expiration Time"), up to
                           Number of Shares   SHARES
                           ----------------
of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), as such number of shares may be adjusted from time to time (the "Option Shares").

1.   Exercise Right Contingent Upon Vesting of Options and Limit on Aggregate
     ------------------------------------------------------------------------
     Issuances.
     ---------

     (a) The Optionholder's right to subscribe for the purchase of the Option Shares from the Company at any particular time shall be limited to the number of Option Shares as to which the Optionholder's Option has vested in accordance with the provisions of this Section 1 at that time. The Optionholder shall have no right to subscribe for the purchase from the Company of any of the Option Shares as to which the Optionholder's Option has not yet been vested in accordance with the provisions of this Section 1 unless and until such time as the Optionholder's Option as to such Option Shares shall have vested.

          The Optionholder's Option shall vest as to a number of the Option Shares calculated in accordance with the following formula:

 (i) Upon the date of grant of this Option -- this Option shall vest as to 20.0% of the total number of Option Shares set forth on the cover page of this Option;

 (ii) If the tangible book value of the Company at December 31, 1996 is less than $16.384 per share, no additional Option Shares shall vest except as provided in Section 1(a)(iii) and (iv) and Section 1(b) below. On February 15, 1997, if the tangible book value of the Company at December 31, 1996 was equal to or more than $16.384 per share -- this Option shall vest as to a percentage of the total number of Option Shares set forth on the cover page of this Option obtained as follows:

          . subtract $14.760 from the Company's tangible book value per share at December 31, 1996;

          .    divide the remainder by $5.426 to achieve the "1996 percentage";

          .    multiply the result by 0.8.

 (iii) If the tangible book value of the Company at December 31, 1997 is less than $18.186 per share, no additional Option Shares shall vest except as provided in Section 1(a)(iv) and Section 1(b) below. On February 15, 1998, if the tangible book value of the Company at December 31, 1997 was equal to or more than $18.186 per share -- this Option shall vest as to a percentage of the total number of Option Shares set forth on the cover page of this Option obtained as follows:

          . subtract $14.760 from the Company's tangible book value per share at December 31, 1997;

          .    divide the remainder by $5.426 to achieve the "1997 percentage";

          . subtract from the resulting percentage the "1996 percentage" used to calculate the number of Option Shares, if any, previously vested pursuant to clause (ii) above.

          .    multiply the result by 0.8.

 (iv) If the tangible book value of the Company at December 31, 1998 is less than $20.186 per share, no additional Option Shares shall vest except as provided in Section 1(b) below. On February 15, 1999, if the tangible book value of the Company at December 31, 1998 was equal to or more than $20.186 per share -- this Option shall vest as to a percentage of the total number of Option Shares set forth on the cover page of this Option obtained as follows:

          . subtract $14.76 from the Company's tangible book value per share at December 31, 1998;

          .    divide the remainder by $5.426 to achieve the "1998 percentage";

          . subtract from the resulting percentage the sum of "1996 and/or 1997 percentage" used to calculate the number of Option Shares, if any, previously vested pursuant to clauses (ii) and (iii) above.

          .    multiply the result by 0.8.

     For purposes of illustration, examples of the foregoing calculations are set forth on Annex A hereto. The maximum number of Option Shares that may vest hereunder shall not exceed the number set forth on the cover page of this Option.

          Notwithstanding the foregoing, no Option Shares shall vest on a February 15 vesting date or thereafter if the Optionholder's employment with the Company terminated during the immediately preceding calendar year (A) due to death or disability (as defined in Section 8(b)), unless the Optionholder was an employee of the Company for at least six months of such calendar year in which case Option Shares shall vest in accordance with the foregoing provisions of this Section 1 or (B) due to termination for cause (as defined in Section 8(c)) or voluntary resignation.

          For purposes of this Option, tangible book value per share shall be equal to the Company's Total Stockholders' Equity as set forth on the Company's audited financial statements at December 31 minus goodwill as defined in
                                            -----
accordance with generally accepted accounting principles divided by the sum of
                                                         ----------
the number of the Company's shares of common stock outstanding at December 31. In the event that at any December 31 for which a calculation of tangible book value per share is being made the Company has issued and outstanding shares of any equity security having a liquidation preference that is senior to the Company's common stock, then in making such calculation the aggregate liquidation preference amount of all shares of such equity securities outstanding at that December 31 date shall be deducted from the Company's Total Stockholders' Equity.

          At December 31, 1995, the date of grant for the Option Shares, the Company has issued and outstanding $34,500,000 of convertible subordinated debentures (the "Convertible Issue"). The Convertible Issue pays interest at 7.25%, carries a conversion price of approximately $13.67 and is convertible into 2,524,210 shares of common stock. The conversion of the Convertible Issue will dilute, or reduce the Company's tangible book value per share. If the Convertible Issue is converted prior to December 31, 1998, then the annual minimum objective or target amounts for tangible book value per share related to the Option Shares will be adjusted to eliminate the effect of such conversion.

          At December 31, 1995, the proforma dilutive effect of the Convertible Issue on tangible book value per share is approximately

$0.46, resulting in an adjusted, proforma tangible book value per share of $14.30 as if the Convertible Issue were converted. In this example, the annual targeted amounts for the Option Shares, reflecting an 11% growth rate, would be $15.873 at December 31, 1996, $17.619 at December 31, 1997 and $19.557 at
December 31, 1998.

     (b) Notwithstanding the provisions of Section 1(a) hereof, at any time during the term of this Option all of the remaining unvested Option Shares set forth on the cover page of this Option shall automatically vest upon the happening of any of the following events:

       (i) the earlier of the date that the Board of Directors of the Company approves a plan or agreement of merger or consolidation providing for the merger of the Company with or into any other corporation or the date that the Company enters into a binding agreement of merger or consolidation with any other corporation;

      (ii) the earlier of the date that the Board of Directors of the Company approves, or the date that the Company enters into a binding agreement providing for, the sale, lease, exchange, pledge, or other disposition of all or substantially all of the assets of the Company;

     (iii) the date that the Board of Directors of the Company adopts any plan or proposal for the liquidation or dissolution of the Company; or

      (iv) the earlier of the date on which any person or group acquires 25% or more of the Company's issued and outstanding common stock or the date upon which any person or group commences, or announces an intention to commence, an offer for 25% or more of the Company's issued and outstanding common stock.

     (c) Notwithstanding any provisions of this Option to the contrary, the rights represented by this Option may not be exercised, and the Company shall not be obligated to issue shares hereunder, if (and to the extent that) the aggregate number of shares of common stock issued by the Company during that calendar year pursuant to the exercise of stock options granted to officers, directors or key employees of the Company under plans or arrangements adopted without stockholders' approval, when added to the number of shares that the Optionholder has requested be issued hereunder, would represent 5% or more of the Company's then issued and outstanding common stock (including the shares that the Optionholder has requested be issued pursuant to exercise of this Option); provided, however, that nothing in this Section 1(c) shall prohibit the
         --------  -------
exercise of this Option subsequently in the same calendar year or in subsequent calendar years if at the time of exercise the 5% limit would not be exceeded; and provided, further, that nothing in this Section 1(c) shall prohibit the
    --------  -------
exercise of this Option if the foregoing provision ceases to be necessary in order to comply with the rules and regulations of the national securities exchange on which the Company's common stock is then listed and traded.

2.   Duration and Exercise of Option; Issuance of Option Shares.
     ----------------------------------------------------------

          The rights represented by this Option may be exercised by the Optionholder of record, in whole, or from time to time in part, during normal business hours on any day, other than a Saturday or Sunday, on which national banks are authorized to do business in the City of San Francisco but not later than the Expiration Time by (i) presentation of this Option, (ii) delivery of an exercise form substantially in the form annexed hereto (the "Exercise Form") duly executed by the Optionholder of record and specifying the number of Option Shares to be purchased, to the Company at the principal office of the Company (or such other office or agency of the Company as it may designate by notice to the Optionholder at the address of such Optionholder appearing on the books of the Company); or (iii) delivery of payment to the Company in cash or by certified or official bank check, of the Exercise Price for the number of Option Shares specified in the Exercise Form. Such Option Shares shall be deemed by the Company to be issued to the Optionholder as the record holder of such Option Shares as of the close of business on the date on which this Option shall have been surrendered and payment made for the Option Shares as aforesaid.

          All Option Shares which are issued upon the exercise of the rights represented by this Option shall, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue.

          Certificates for the Option Shares specified in the Exercise Form shall be delivered to the Optionholder as promptly as practicable, and in any event within 10 business days, thereafter. The Company shall deliver to the Optionholder one stock certificate representing the number of Option Shares specified in the Exercise Form or such other number of stock certificates as may reasonably be specified by the Optionholder and shall be issued in the name of the Optionholder.

          No adjustments or payments shall be made on or in respect of Option Shares issuable on the exercise of this Option for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Optionholder shall be deemed to be the record holder of such Option Shares. If this Option is not exercised prior to the Expiration Time, this Option shall cease to be exercisable and shall become void without the need for any notice or action on the part of the Company or any other person.

3.   Payment of Taxes.
     ----------------

     (a) The issuance of certificates for Option Shares shall be made without charge to the Optionholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Optionholder shall be required to
                 --------  -------
pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Option Shares in a name other than that of the then Optionholder as reflected upon the books of the Company.

     (b) Following any exercise of the Option granted hereunder, the Company shall pay to the Optionholder an amount equal to the tax benefit available to the Company as a result of the tax deduction allowed to the Company pursuant to Section 83(h) or 162 of the Internal Revenue Code of 1986, as amended, (the "Code"). The Company shall make such payment if and when the Company becomes entitled to such tax deduction. For purposes of this Section 3, the tax benefit available to the Company shall be computed using the highest marginal tax rate under the Code and under the applicable State tax law then in effect for general business corporations, regardless of the actual tax rate then in effect for the Company. The Company may withhold from the amount due to the Optionholder an appropriate amount of Federal, State and local taxes.

4.   Adjustment of Exercise Price and Number of Option Shares.
     --------------------------------------------------------

          Adjustments may be made in the number and kind of Option Shares issuable upon the exercise of this Option, in the "target amounts" for tangible book value for the Company per share set forth herein and in the Exercise Price of this Option in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of the Company and, in the event of any such change, the aggregate number and kind of Option Shares shall be appropriately adjusted. Adjustments under this Section 4 shall be made by the Board of Directors of the Company, whose determination as to the adjustments to be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued pursuant to this Option on account of any such adjustment. The

Company shall, from time to time, take all such action as may be required to assure that the par value per share of the Option Shares is at all times equal to or less than the then effective Exercise Price.

          If an adjustment in the number of Option Shares creates fractional shares, upon any exercise hereof, the Company shall pay to the Optionholder an amount in cash equal to such fraction multiplied by the Current Market Price for a day that includes the day upon which the exercise is made. For the purposes of this section, "Current Market Price" shall mean (i) the closing market price of Common Stock on the last preceding day, if such Common Stock is listed on a national securities exchange; (ii) the average of the bid and asked prices on the last preceding day, if such Common Stock is traded over-the-counter; or
(iii) if not so listed or traded, such per share price as the Board of Directors shall determine, but in no event less than the book value per share of the Company on the last preceding month end.

5.   Transfer Restriction and Legend.
     -------------------------------

          This Option, (i) shall not be assignable or subject to any encumbrance, pledge or charge of any nature, whether by operation of law or otherwise, (ii) shall not be subject to execution, attachment or similar process and (iii) shall not be transferable, other than by will or the laws of descent and distribution, and this Option and all rights under this Option shall be exercisable during the Optionholder's lifetime only by him/her or by his/her guardian or legal representative.

          Neither this Option nor securities issued upon the exercise thereof may be in any manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws.

          This Option and any interest or participation therein are granted solely for the account of the Optionholder for investment and may not be held with a view to or for sale or distribution of the Option or any interest or participation therein on any portion thereof and not with any intention of selling, offering to sell, or otherwise disposing of or distributing this Option or any interest or participation therein or any portion thereof.

6.   Reservation and Listing of Shares, Etc.
     --------------------------------------

          During the period within which this Option may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Option, and shall at its expense use its best efforts to procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed.

7.   Ownership of Option; Maintenance of Record of Exercise; Loss or Destruction
     ---------------------------------------------------------------------------
     of Option.
     ---------

          (a) The Company may deem and treat the person in whose name this Option is registered on the books of the Company designated for such registry as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon) for all purposes and shall not be affected by any notice to the contrary.

          (b) The Company shall maintain a record of all prior exercises, the number of shares acquired upon all prior exercises, the number of shares vested in the Optionholder pursuant to the provisions hereof and a balance of the number of Option Shares covered by this Option. The Optionholder shall have the right, during normal business hours of the Company and upon delivery of at least five (5) days' prior notice to the Company, to review such record.

          (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in case of such mutilation, upon surrender and cancellation of this Option, the Company will execute and deliver a new Option of like tenor.

8.   Termination of Option.
     ---------------------

          This Option shall terminate on the earlier of 5:00 PM San Francisco, California time on December 31, 2005 or

          (a) If the Optionholder shall die while an employee of the Company, or within six (6) months after termination of such service, this Option may be exercised by his/her executor or administrator or the person or persons to whom his/her rights under the Option are transferred by will or by the laws of descent and distribution within, but only within, the period of twelve months next succeeding the date of his/her death and then only as and to the extent that the Optionholder was entitled to exercise the Option on the day next succeeding the day he/she died, or

          (b) If an Optionholder's service as an employee to the Company terminates by reason of Disability, the Optionholder may exercise this Option on, or any time within the twelve months next succeeding, the date of such termination by Disability and then only as and to the extent that the Optionholder was entitled to exercise the Option on the day he/she terminated his/her service as an employee of the Company by reason of Disability. Disability shall mean inability of an individual to perform the services normally rendered by such individual due to any physical or mental impairment that can be expected either to persist for a continuous period of twelve months or more or to result in death, as determined by the Board of Directors of the Company on the basis of appropriate medical advice, or

          (c) If an Optionholder is terminated as an employee for cause, this Option shall automatically expire on the date 20 business days following the date of termination for cause. For this purpose, an Optionholder shall be considered terminated upon receipt of written notice of termination. If an Optionholder is not available for service of notice, then an Optionholder shall be considered terminated upon posting by registered mail of such notice. For purposes of this Option, termination for cause shall be determined by the Board of Directors of the Company in its sole discretion and shall include termination for malfeasance or gross malfeasance in the performance of duties or conviction for illegal activity in connection therewith or any conduct significantly detrimental to the interests of the Company, and in any event, a determination of the Board of Directors of the Company with respect thereto shall be final, binding and conclusive, or

          (d) If the Optionholder voluntarily resigns as an employee of the Company, this Option shall automatically expire six months after the date of such termination. For this purpose, the date of termination shall be considered the date written notice of resignation is given by the Optionholder to the Company.

9.   Survival of Option.
     ------------------

          This Option shall survive the death of the Optionholder only to the extent provided in Section 8(a) herein. During the time this Option is held by the Optionholder's estate, the Option may be registered in the name of such estate or of the executor of such estate for the benefit of the estate.

10.  Binding Effects; Benefits.
     -------------------------

          So long as this Option is outstanding and exercisable, this Option shall inure to the benefit of and shall be binding upon the Company, its successors and assigns. Nothing in this Option, expressed or implied, is intended to or shall confer on any person other than the Company, any rights, obligations or liabilities under or by reason of this Option. The Optionholder shall have no rights with respect to this Option or the Option Shares except as expressly set forth in this Option. These rights can be enforced by the Optionholders and holders of Option Shares, or their respective heirs or legal representatives. The Optionholder shall not, solely by virtue of this Option, be entitled to any rights of a stockholder of the Company, either at law or in equity.

11.  Amendments and Waivers.
     ----------------------

          This Option may be modified or amended by the Board of Directors of the Company; provided that, no modification or amendment shall adversely affect the rights of the Optionholder. The waiver of any nonperformance or noncompliance with this Option shall only apply to the particular nonperformance or noncompliance and shall constitute a modification of this Option.

12.  Section and Other Headings.
     --------------------------

          The section and other headings contained in this Option are for reference purposes only and shall not be deemed to be a part of this Option or to affect the meaning or interpretation of this Option.

13.  Notices.
     -------

          All demands, requests, notices and other communications required or permitted to be given under this Option shall be in writing and shall be deemed to have been duly given, except as provided in Section 1, if delivered personally or three days after having been mailed by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

          (a)  if to the Company, addressed to:

               President
               First Republic Bancorp Inc.
               388 Market Street
               San Francisco, CA  94111

          (b) if to any Optionholder, at that person's address as it appears on the books of the Company.

14.  Governing Law.
     -------------

          This Option shall be governed by and construed in accordance with the laws of the State of California applicable to instruments made and obligations to be performed in such state.

          IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officer.


                                          FIRST REPUBLIC BANCORP INC.


                                          By: __________________________________
                                                  President



                                          Date: ________________________________

                                 EXERCISE FORM
                 (To be executed upon exercise of this Option)



          The undersigned, the record holder of this Option, hereby irrevocably elects to exercise the right, represented by this Option, to purchase _________ ____________ of the Option Shares and herewith tenders payment for such Option Shares to the order of FIRST REPUBLIC BANCORP INC. in the amount of $ __________ in accordance with the terms of this Option. The undersigned represents and warrants that, if the Option Shares have not been registered under the Securities Act of 1933, as amended, the Option Shares are being purchased solely for the undersigned's own account for investment and not with a view to or for sale or distribution of the Option Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Option Shares or any portion thereof. The undersigned also represents and warrants that, if the Option Shares have not been registered under the Securities Act of 1933, as amended, the entire legal and beneficial interest of the Option Shares purchased hereby are being purchased for and will be held for the account of the undersigned and neither in whole or in part for any other person.

          The undersigned acknowledges that each certificate for Option Shares initially issued upon exercise of this Option, unless at the time of exercise such Option Shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR THE SECURITIES LAWS OF ANY JURISDICTION, BY REASON OF SPECIFIC EXEMPTIONS THEREIN RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING AND MAY ONLY BE SOLD OR OFFERED FOR SALE BY AN INVESTOR IF SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND THE CALIFORNIA CORPORATE SECURITIES LAW OR OTHER APPLICABLE STATE SECURITIES LAWS OR IF REGISTRATION OR QUALIFICATION UNDER SUCH ACTS IS NOT REQUIRED.

or such other legend as required by the Board of Directors.

          Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of the securities represented thereby) shall also bear the above legend unless legal counsel as shall be reasonably approved by the Company renders a written legal opinion to the Company that the securities represented thereby need no longer be subject to such restrictions.

          The undersigned also acknowledges that the Company may place a "stop transfer" notification on the stock records of the Company.

          The undersigned warrants that, upon the reasonable request of the Company, the undersigned will deliver such certificates, instruments and documents as may be required by the Company.


                                           _____________________________________
                                                        Optionholder

                                                                     Page 1 of 3
                                    ANNEX A
                                    -------

                          SAMPLE VESTING CALCULATIONS
                               AT TARGET AMOUNTS
                          ---------------------------

            The following sample vesting calculations are presented
              for purposes of illustration, based upon the actual
           December 31, 1995 tangible book value per share of $14.76

                                     Aggregate
                                     Increase in
                                     Tangible Book        Increase in Tangible
                                     Value as a           Book Value From Prior                             Number of
                     Aggregate       Percentage of        Year as a Percentage                              Option Shares
                     Increase in     the Total Three-     of the Total Three-                               Vested Per
Tangible Book        Tangible Book   Year Targeted        Year Targeted             Percentage of Option    1,000 Option
Value Per Share      Value           Increase             Increase                  Shares Vested           Shares Granted
--------------------------------------------------------------------------------------------------------------------------
Actual at 12/31/95                                                                    (Vested at date of
            $14.76                                                                     grant)         20.0%            200

   Target 12/31/96
           $16.384            1.624              29.9%                     29.9%        29.9% x 0.8 = 23.9%            239


   Target 12/31/97
           $18.186            1.802              63.1%       63.1 - 29.9 = 33.2%        33.2% x 0.8 = 26.6%            266

   Target 12/31/98
           $20.186            2.000              100.0%      100% - 63.1 = 36.9%        36.9% x 0.8 = 29.5%            295
                              -----                                        -----                                       ---

Total                        $5.426                                         100%                       100%          1,000
                             ======                                         ====                       ====          =====

-----------------
Percentages are rounded.

                                    ANNEX A

                          SAMPLE VESTING CALCULATIONS
                                TARGETS MISSED
                          ---------------------------

                Target        Actual                                           Percentage     Number of Option
                Tangible      Tangible Book                                    of Option      Shares Vested
                Book Value    Value Per                                        Shares         Per 1,000 Option
                Per Share     Share                Calculation                 Vested         Shares Granted
-----------------------------------------------------------------------------------------------------------------
                                                                                    20.0%*               200
12/31/96            16.384           16.500    16.500 - 14.760 x 0.8 = 25.6%        25.6%                256
                                               ---------------
                                                   5.426
12/31/97            18.186           18.000                 N/A                        0%                  0
12/31/98            20.186           20.000                 N/A                        0%                  0
                                                                                    -----                ---

                                                                       Total        45.6%                456
                                                                                    =====                ===

---------------------
* 20% vested at date of grant.

                                                                 Page 3 of 3
                                    ANNEX A
                                    -------

                          SAMPLE VESTING CALCULATIONS
                               TARGETS EXCEEDED
                          ---------------------------



                         Target            Actual                                                                Number of Option
                         Tangible          Tangible Book                                       Percentage of     Shares Vested
                         Book Value        Value Per                                           Option Shares     Per 1,000 Option
                         Per Share         Share                       Calculation             Vested            Shares Granted
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          20.0%*              200

12/31/96                      16.384               16.80        16.80 - 14.76 x 0.8 = 30.0%               30.0%               300
                                                                -------------
                                                                     5.426

12/31/97                      18.186               20.00        20.00 - 14.76 x 0.8 = 77.3%
                                                                -------------
                                                                     5.426

                                                                             77.3 - 30.0 =                47.3%               473
                                                                                                          -----               ---

                                                                                     Subtotal             97.3%               973


12/31/98                      20.186               23.00                 (All remaining shares)            2.7%                27

                                                                                          Total            100%             1,000
                                                                                                           ====             =====